Exhibit 10.9


              AMENDMENT NO. 3 TO THE SPECIAL STOCK OPTION AGREEMENT
            BETWEEN VON HOFFMANN HOLDINGS INC. AND ROBERT A. UHLENHOP
            ---------------------------------------------------------


                     Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation, the "Company") and Robert A. Uhlenhop (the "Executive") hereby enter into and agree to this Amendment No. 3 to the Special Stock Option Agreement previously executed by the Company and Executive, dated as of May 22, 1997 (as amended or modified from time to time to the date hereof, the "Special Stock Option Agreement"), pursuant to which the Executive was granted a nonqualified option to purchase 1,200,000 shares of Common Stock, par value $.01 per share, of the Company under the 1997 Stock Option Plan (the "1997 Plan"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Special Stock Option Agreement.

                     WHEREAS, the parties hereto desire to amend the termination provisions set forth in Paragraph 3 of the Special Stock Option Agreement; and

                     WHEREAS, the parties agree and acknowledge that, as of December 31, 2001 and as of the date hereof, the Executive's Option has become and is exercisable for 801,600 Shares (such number of shares, the "Earned Amount").

                     NOW, THEREFORE, in consideration of the mutual undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 2.g of the Special Stock Option Agreement is hereby amended by deleting the date "May 22, 1997" appearing therein and replacing it with "May 22, 2007".

2. The parties hereto hereby acknowledge and agree that, notwithstanding anything contained in the Special Stock Option Agreement to the contrary, the Option granted pursuant to the Special Stock Option Agreement is only exercisable for up to the Earned Amount.

3. Section 3 of the Special Stock Option Agreement is hereby deleted in its entirety and replaced with the following:

                     "3. Termination of Option. The unexercised portion of the Option granted herein (to the extent of the Earned Amount (as defined below)) will automatically and without notice terminate and become null and void upon the earliest to occur of the following:

                     a. the expiration of ten (10) years from the date of grant of this Option;


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                     b. the date of termination of your employment if your
           employment is terminated by the Company for Cause (as such term is defined in that certain Amended and Restated Employment Agreement, dated as of June 21, 2002, by and among the Company, Von Hoffmann Corporation (formerly known as "Von Hoffmann Press, Inc.)) and Executive; or


                     c. upon a Change of Control;


           provided, however, that none of the events described above shall extend the period of exercisability of this Option beyond the day immediately preceding the tenth anniversary of the date hereof; and provided further, that, notwithstanding anything to the contrary contained herein or in the 1997 Plan, this Option shall be exercisable during such term and at the time set forth above in this Paragraph 3 to the extent of, and for not more than, the Earned Amount.


           For the purposes of this grant letter, "Earned Amount" shall mean 801,600 Shares, which number of shares equals the amount of Shares for which the Option has become and is exercisable for as of December 31, 2001 under, and notwithstanding anything to the contrary contained in, this grant letter."


4. Except as provided in this Amendment No. 3, the rights and duties of the parties pursuant to the Special Stock Option Agreement shall remain in full force and effect.



                      [signatures appear on following page]





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
                     This Amendment No. 3 to the Special Stock Option Agreement is effective this 21th day of June, 2002.


                                  VON HOFFMANN HOLDINGS INC.


                                  By: /s/ Peter Mitchell
                                      ------------------------------------
                                      Name: Peter Mitchell
                                      Title: Chief Executive Officer



                                  ROBERT A. UHLENHOP


                                  /s/ Robert A. Uhlenhop
                                  ----------------------------------------
                                  Signature













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